UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2017, Whitestone REIT (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that the Board of Trustees (the “Board”) of the Company elected David F. Taylor as a new Class I trustee, with his service to begin on March 17, 2017.

This Current Report on Form 8-K/A (the “Form 8-K/A”) is being filed by the Company to disclose that, on May 11, 2017, Mr. Taylor was appointed to the Compensation Committee of the Board and to the Nominating and Corporate Governance Committee of the Board.

Except as expressly stated herein, this Form 8-K/A does not amend or update any other information contained in the Initial Form 8-K, which remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: May 12, 2017	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer